UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006


                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)


       Massachusetts                   1-7819                     04-2348234
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation               File Number)            Identification No.)


     One Technology Way, Norwood, MA                                 02062
-----------------------------------------                    -------------------
 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (781) 329-4700



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

     On November 14, 2006, Analog Devices, Inc. (the "Registrant") announced its financial results for its fiscal fourth quarter and fiscal year ended October 28, 2006. The full text of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.      Financial Statements and Exhibits

     (d)  Exhibits

Exhibit No.    Description
----------     -----------

99.1           Press release dated November 14, 2006

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 14, 2006                   ANALOG DEVICES, INC.

                                          By:  /s/ Joseph E. McDonough
                                               ---------------------------------
                                               Joseph E. McDonough
                                               Vice President, Finance and Chief
                                               Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -----------

99.1           Press release dated November 14, 2006